UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010 (February 16, 2010)

MASSEY ENERGY COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7775 (Commission File Number)	95-0740960 (IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia 23219
(Address of Principal Executive Offices) (Zip Code)

(804) 788-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Form Non-Employee Director Annual Restricted Stock Award Agreement and Form Non-Employee Director Annual Non-Qualified Stock Option Award Agreement

On February 16, 2010, the Board of Directors of Massey Energy Company (the “Company”) approved the form restricted stock award agreement and the form non-qualified stock option award agreement, each recommended for approval by the Compensation Committee, for non-employee directors electing all or a portion of their annual grant in the form of restricted stock and/or stock options pursuant to the Non-Employee Director Compensation Summary.  The form grant agreements are attached as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated into this Item 1.01.

5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, the Board of Directors approved amendments recommended by the Compensation Committee to the Change of Control Severance Agreements with each of Don L. Blankenship, Chairman and Chief Executive Officer, John C. Adkins, Senior Vice President and Chief Operating Officer, Michael K. Snelling, Vice President of Surface Operations, and Eric B. Tolbert, Vice President and Chief Financial Officer, each an executive officer who was named in the Registrant’s 2009 Proxy Statement (the “Named Executive Officers”).  The Change of Control Severance Agreements were amended to provide for a fixed lump sum cash payment in the event of a covered termination following a change in control.  Previously, the Change of Control Severance Agreements provided for a variable cash payment calculated based upon a target amount that would be paid pursuant to the terms of the Named Executive Officers' respective Change of Control Severance Agreement.  The amendments were made with the intent that the Change of Control Severance Agreements comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including Internal Revenue Service Revenue Ruling 2008-13.  A copy of each of the respective amended and restated Change of Control Severance Agreements will be filed as exhibits to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit

No.                Description

10.1	Form of Non-Employee Director Annual Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan

10.2	Form of Non-Employee Director Annual Non-Qualified Stock Option Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  MASSEY ENERGY COMPANY

Date: February 22, 2010             By:           /s/ Richard R. Grinnan
                      Name:         Richard R. Grinnan
                      Title:           Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Form of Non-Employee Director Annual Restricted Stock Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan
10.2	Form of Non-Employee Director Annual Non-Qualified Stock Option Award Agreement under the Massey Energy Company 2006 Stock and Incentive Compensation Plan